UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2007

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2007, Board of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) approved the Second Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. (the “Second Amended and Restated Partnership Agreement”), which amends and restates the Amended and Restated Agreement of Limited Partnership of the Partnership (the “First Amended and Restated Partnership Agreement”). The effective date of the Second Amended and Restated Partnership Agreement is February 28, 2007. The Second Amended and Restated Partnership Agreement amends and restates the provisions of the First Amended and Restated Partnership Agreement, as amended, to reflect the various numerical changes to the Partnership Agreement required by the two-for-one split of the Partnership’s units approved by Board of the General Partner on January 25, 2007, having a record date of February 22, 2007 and a payment date of February 28, 2007, together with some administrative changes. A copy of the Second Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Current Report of Form 8-K.

ITEM 8.01. Other Events.

The Board of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) has declared the Partnership’s two-for-one split of the Partnership’s units and a quarterly cash distribution of $1.00 per unit (pre-split) for the fourth quarter of 2006.  The fourth quarter distribution is payable February 14, 2007, to unitholders of record on February 8, 2007.  The ex-dividend date is February 6, 2007.

The Board also approved a two-for-one split of the Partnership’s common and subordinated units. The Unit Split shall be effected by the issuance of one additional Unit for each Unit held by each Unitholder, which shall be issued on February 28, 2007 to Unitholders of record as of the close of business on February 22, 2007 (the “Record Date”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description of Exhibit
3.1	The Second Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. effective as of February 28, 2007.

99.1	Press release dated January 25, 2007, announcing fourth quarter distribution and Partnership unit split.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

Date: January 26, 2007	By:	/s/ NANCY K. BUESE
Nancy K. Buese Chief Financial Officer